                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) November 2, 2004

                               TRUSERV CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

               2-20910                            36-2099896
      (Commission File Number)        (I.R.S. Employer Identification No.)

   8600 WEST BRYN MAWR AVENUE, CHICAGO, ILLINOIS          60631-3505
     (Address of Principal Executive Offices)             (Zip Code)

                                  773-695-5000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 2, 2004, Pamela Forbes Lieberman resigned as President and Chief Executive Officer and as a director of TruServ Corporation (the "Registrant"), effective November 2, 2004.

On November 2, 2004, current board member Thomas S. Hanemann was appointed interim Chief Executive Officer effective November 2, 2004. Mr. Hanemann, 65 years of age, has been Chief Manager of Chandler-Hanemann, LLC since 1999 and has been a member of Registrant's Board of Directors since October 2002. He will serve as Registrant's Chief Executive Officer until a permanent successor is named, which is expected to occur in 2005.

During 2003 Mr. Hanemann received director's fees of $46,500. In 2004 he will have received director's fees of $49,000 and, while serving as Registrant's interim Chief Executive Officer, he will also receive the following as compensation: $14,000 per week, a car at Registrant's expense, housing while in Chicago at Registrant's expense, and reimbursement for travel to his home once per week. Either the Registrant or Mr. Hanemann can terminate these arrangements at any time.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit No.         Description
     -----------         -----------
     99.1                Press Release, dated November 2, 2004



Matters discussed in the attached press release may contain forward-looking statements within the meaning of the safe-harbor provisions of the Securities Exchange Act of 1934. These forward-looking statements are subject to various risks and uncertainties. Actual results may vary materially from the expectations contained therein. The factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed therein may include factors that are beyond the company's ability to control or estimate precisely, such as the ultimate requirements of the company's lenders, projections about the efficiencies that may be achieved by the company's initiatives, expectations about member response to the company initiatives, estimates of future market conditions in the hardware industry, the behavior of other market participants in the industry and the actions and economic conditions in the service territories of the company's members. Other risk factors are detailed from time to time in the company's SEC reports. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this document. The company does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this letter.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TRUSERV CORPORATION
                                            (Registrant)




Date: November 8, 2004                      By /s/ David A. Shadduck
                                            ----------------------------------
                                            Name:  David A. Shadduck
                                            Title: Senior Vice President and
                                                     Chief Financial Officer